Exhibit 10.1

THIRD EXHIBIT UPDATE, dated as of June 29, 2012 (the “Third Exhibit Update”), to the RECEIVABLES PURCHASE AGREEMENT, dated as of March 31, 2011, as amended through the date hereof, the “Receivables Purchase Agreement”), among (i) WORLD FUEL SERVICES, INC., a Texas corporation, WORLD FUEL SERVICES EUROPE, LTD., a company organized under the laws of England and Wales (together with its successors and assigns, “WFSE”), WORLD FUEL SERVICES (SINGAPORE) PTE LTD, a company organized under the laws of Singapore (together with its successors and assigns, “WFSS”), WORLD FUEL SERVICES TRADING DMCC, a company organized under rules and regulations of the Dubai Multi Commodities Center and the laws of Dubai (together with its successors and assigns, “WFST”), and WORLD FUEL SERVICES AVIATION LIMITED a private limited liability company organized under the laws of England and Wales (together with its successors and assigns “WFSA”; WFSI, WFSE, WFSS, WFST and WFSA, together with its and their successors and assigns, each individually, “Seller”, and also collectively, as applicable, “Seller”), (ii) WORLD FUEL SERVICES CORPORATION, a Florida corporation (together with its successors and assigns, “Parent”), and (iii) WELLS FARGO BANK, NATIONAL ASSOCIATION, a U.S. national banking association (together with its successors and permitted assigns, “Wells”).  Terms not otherwise defined herein shall have the meanings set forth in the Receivables Purchase Agreement.

1.             Third Exhibit Update.  Seller, Parent and Wells hereby agree to substitute Exhibit A to the Receivables Purchase Agreement with the new Exhibit A attached to this Third Exhibit Update, effective as of June 25, 2012.

2.             Governing Law; Consent to Jurisdiction.  This Third Exhibit Update, and the Receivables Purchase Agreement as so amended by this Third Exhibit Update, shall be interpreted in accordance with and governed by the laws of the State of New York without giving effect to conflicts of law principles that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

3.             Execution in Counterparts.  This Third Exhibit Update may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Third Exhibit Update by PDF copy, telefacsimile or other electronic means shall have the same force and effect as the delivery of an original executed counterpart of this Third Exhibit Update.

IN WITNESS WHEREOF each Seller, Wells and Parent have caused this Third Exhibit Update to be executed by their respective officers thereunto duly authorized as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser

By:	/s/ Barbara Van Meerten
Name: Barbara Van Meerten
Title: Director

WORLD FUEL SERVICES, INC.,
as a Seller

By:	/s/ Adrienne B. Urban
Name: Adrienne B. Urban
Title: Vice President, Treasurer

WORLD FUEL SERVICES EUROPE, LTD.,
as a Seller

By:	/s/ Adrienne B. Urban
Name: Adrienne B. Urban
Title: Director

WORLD FUEL SERVICES (SINGAPORE) PTE LTD,
as a Seller

By:	/s/ Francis Lee
Name: Francis Lee
Title: Managing Director

WORLD FUEL SERVICES TRADING DMCC,
as a Seller

By:	/s/ Timothy R. Bingham
Name: Timothy R. Bingham
Title: Director & General Manager

WORLD FUEL SERVICES AVIATION LIMITED,
as a Seller

By:	/s/ Anthony Key
Name: Anthony Miles Key
Title: Vice President, Finance

WORLD FUEL SERVICES CORPORATION,
as Parent

By:	/s/ Adrienne B. Urban
Name: Adrienne B. Urban
Title: Vice President, Treasurer

EXHIBIT A
List of Account Debtors*

APL Co. Pte Ltd	Purchase Limit (Aggregate) until 6/30/12:	$12,310,000
	Purchase Limit (Aggregate) on and following 6/30/12:	$0
	Maximum Invoice Terms:	30 days

BHP Billiton Marketing AG	Purchase Limit (Aggregate): Maximum Invoice Terms:	$7,200,000 30 days

Cathay Pacific Airways Ltd.	Purchase Limit (Aggregate): Maximum Invoice Terms:	$9,500,000 30 days

Deutsche Lufthansa AG (parent) Austrian Airlines AG (subsidiary) Lufthansa Cargo AG (subsidiary) Swiss International Airlines AG (subsidiary) Deutsche Lufthansa Aktiengessellschaft (subsidiary)	Purchase Limit (Aggregate): Maximum Invoice Terms:	$8,700,000 30 days

Edelweiss Air AG	Purchase Limit (Aggregate): Maximum Invoice Terms:	$300,000 30 days

Kawasaki Kisen Kaisha Ltd. (parent) K Line Pte Ltd (subsidiary) K Line Global Bulk (subsidiary)	Purchase Limit (Aggregate): Maximum Invoice Terms:	$12,150,000 40 days

Nippon Yusen Kaisha (NYK) NYK Global Bulk (subsidiary)	Purchase Limit (Aggregate): Maximum Invoice Terms:	$9,540,000 40 days

Noble Group Ltd. (parent) Noble Chartering, Inc. (subsidiary)	Purchase Limit (Aggregate): Maximum Invoice Terms:	$6,100,000 30 days

NYK Trading Corporation	Purchase Limit (Aggregate): Maximum Invoice Terms:	$6,210,000 30 days

Singapore Airlines Ltd. (parent) Singapore Airlines Cargo Pte Ltd. (subsidiary) SilkAir (Singapore) Private Limited (subsidiary)	Purchase Limit (Aggregate): Maximum Invoice Terms:	$6,500,000 30 days

Vale International, S.A.	Purchase Limit (Aggregate): Maximum Invoice Terms:	$9,500,000 30 days

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Federal Express Corporation	Purchase Limit (Aggregate): Maximum Invoice Terms:	$4,500,000 30 days

DHL Express (USA) Inc.	Purchase Limit (Aggregate): Maximum Invoice Terms:	$4,000,000 30 days

DLA Contract # SP0600-09-D-1012	Purchase Limit (Aggregate): Maximum Invoice Terms:	$50,000,000 30 days

DLA Contract # SP0600-10-D-0051	Purchase Limit (Aggregate): Maximum Invoice Terms:	$50,000,000 30 days

DLA Contract # SP0600-11-D-1013	Purchase Limit (Aggregate): Maximum Invoice Terms:	$50,000,000 30 days

DLA Contract # SP0600-12-D-1002	Purchase Limit (Aggregate): Maximum Invoice Terms:	$50,000,000 30 days

* Each Purchase Limit reflects the aggregate Purchase Limit for the applicable parent and its subsidiaries, if any, that are listed beneath such parent on this Exhibit A. Pursuant to Section 1.18(a) of this Agreement, in order to be an Eligible Receivable, the Receivable must be evidenced by an invoice or other documentation delivered to the Account Debtor (or a subsidiary of an Account Debtor, of which such Account Debtor directly owns more than 50% of the voting share capital and which is listed on this Exhibit A), which by its terms is due and payable by the Due Date, provided that the Due Date with respect to the Receivable is no greater than the number of days after the Purchase Date than the number of days designated as the “Maximum Invoice Term” for each Account Debtor set forth on this Exhibit A.

D-3-2